Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Mid Cap Value Fund

(the “Fund”)

Supplement dated December 15, 2022

to the Fund’s Summary Prospectus and Prospectus, each dated October 1, 2022,

as supplemented and amended to date

Effective on January 1, 2023, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Mid Cap Value Fund – Investment Adviser,” in the table under the heading “Portfolio Managers,” the following information pertaining to Boston Partners is added:

Name and Title	Portfolio Manager of the Fund Since
Timothy Collard Assistant Portfolio Manager	January 2023

In the section of the Prospectus entitled “Management,” under the heading “Investment Subadvisers – Mid Cap Value Fund,” the second paragraph replaced with the following:

A portion of the Mid Cap Value Fund is managed by Steven L. Pollack, CFA, Timothy Collard and Joseph F. Feeney, Jr., CFA. Mr. Pollack is the portfolio manager for Boston Partners Mid Cap Value Equity product. He is in his twenty-first year with the firm, and he has thirty-seven years of investment experience. Mr. Collard is Assistant Portfolio Manager to Steve Pollack, in security selection, portfolio construction, and risk management. Mr. Collard is a 16-year veteran of the investment industry having joined Boston Partners as an analyst in 2018. Mr. Collard has distinguished himself in adoption and execution of Boston Partners’ research process and has exhibited excellent analytical and communication skills. Mr. Feeney is Chief Executive Officer and Chief Investment Officer of Boston Partners. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research group. Mr. Feeney joined the firm upon its inception in 1995. He has thirty-six years of investment experience.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.